EXHIBIT 32.2
COMMERCIAL BANCSHARES, INC.
SARBANES-OXLEY ACT SECTION 906
CERTIFICATION OF CHIEF FINANCIAL OFFICER
CERTIFICATION PURSUANT TO 18 U.S.C. § 1350
     I, Scott A. Oboy, the Chief Financial Officer of Commercial Bancshares, Incorporated (the “Company”), certify that pursuant to 18 U.S.C. 1350 as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, (i) the Quarterly Report on Form 10-Q for the Company as of November 3, 2006 and for the periods expressed in the Report, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Scott A. Oboy
Chief Financial Officer
Dated: November 3, 2006

See notes to the consolidated financial statements

27.